UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

(Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934)

Date of Report (Date of earliest event reported) December 21, 2004

SOLECTRON CORPORATION

(Exact name of registrant as specified in charter)

Delaware	1-11098	94-2447045

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

847 Gibraltar Drive, Milpitas, California	95035

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 957-8500

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 2.02 Results of Operations and Financial Condition

On December 21, 2004, Solectron Corporation announced the Company’s results of operations for its fiscal quarter ended November 30, 2004. A copy of the Company’s press release announcing such results dated December 21, 2004 is attached hereto as Exhibit 99.1. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission (“SEC”) and shall not be deemed to be incorporated by reference into any of the Company’s filings with the SEC under the Securities Act of 1933.

Solectron includes the use of a non-GAAP financial measure in the attached exhibit. In accordance with Item 10(e)(i) of Regulation S-K, Solectron is required to provide a statement disclosing the reasons why management believes that presentation of non-GAAP financial measures provides useful information to investors regarding the Company’s results of operations.

Solectron management evaluates and makes operating decisions using various operating measures. These measures are generally based on the revenues and certain costs of its operations, such as cost of goods sold and selling, general and administrative expenses. One such measure is non-GAAP net income (loss), which is a non-GAAP financial measure under Section 101 of Regulation G under the Securities Exchange Act of 1934, as amended. This measure consists of GAAP net income (loss) from continuing operations excluding as applicable, restructuring charges (severance and benefits, excess facilities and asset-related charges), investment related losses (gains), impairment charges for goodwill and intangible assets, and losses (gains) on the extinguishment of debt. Non-GAAP net income (loss) is adjusted by the amount of additional taxes or tax benefit that the company would accrue if it used non-GAAP results instead of GAAP results to calculate the company’s tax liability.

Management believes it is useful in measuring Solectron’s operations to exclude restructuring costs. Solectron has dramatically reduced headcount and facilities over the past three years. As a result, in 2002, 2003 and 2004, Solectron’s GAAP statements of operations have included significant charges related to such restructurings. Solectron believes that in measuring its operations it is useful to exclude restructuring charges as these costs are not part of the company’s direct cost of on-going operations. Furthermore, management believes investment related losses (gains), impairment charges for goodwill and intangible assets, and losses (gains) on the extinguishment of debt are infrequent events which make the results less comparable between reporting periods.

Management believes that non-GAAP net income (loss) provides useful supplemental information to management and investors regarding the performance of the company’s business operations and facilitates comparisons to our historical operating results. Management also uses this information internally for forecasting and budgeting. Non-GAAP financial measures should not be considered as a substitute for measures of financial performance prepared in accordance with GAAP. Investors and potential investors are encouraged to review the reconciliation of non-GAAP financial measures contained within the attached press release with their most directly comparable GAAP financial results.

ITEM 9.01 Financial Statements and Exhibits

(c)	Exhibits

     The following exhibit is furnished as part of this Current Report on Form 8-K.

Exhibit No.	Exhibit Description

99.1	Press release dated December 21, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 21, 2004	Solectron Corporation

/s/ Warren Ligan Warren Ligan
Senior Vice President, Corporate Controller
(Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press release dated December 21, 2004